Phoenix Capital Growth Fund,

Phoenix Mid-Cap Growth Fund,

each a series of Phoenix Series Fund

Supplement dated January 10, 2008 to the Prospectus and Statement of Additional Information

(“SAI”) dated September 13, 2007, as supplemented November 9, 2007

Important Notice to Investors

The “Portfolio Management” disclosure in the prospectus and SAI is amended to remove all references to Mark Wimer as Portfolio Manager of the funds. The disclosure is further amended to add C. Thomas Johnson as a portfolio manager of the Capital Growth Fund and as lead portfolio manager of the Mid-Cap Growth Fund.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

PXP 393/ CGF&MCGF PM (1/08)